UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 5, 2012
Date of Report (Date of earliest event reported)

DOUBLE CROWN RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53389	98-0491567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2312 N. GREEN VALLEY PKWY. SUITE 1026 HENDERSON, NEVADA	89014
(Address of principal executive offices)	(Zip Code)

707-961-6016
Registrant’s telephone number, including area code

109 H Street Arcata, California 95521
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on March 25, 2012, the Board of Directors of Double Crown Resources, Inc., a Nevada corporation (the "Company"), accepted the resignation of Paul Murphy as a member of the Board of Directors. Mr. Murphy, however, will remain as the president and sole director of the subsidiary of the Company, Denarii Resources Inc., an Ontario corporation.

Effective on April 5, 2012, the Board of Directors accepted the consent of Allen E. Lopez as a member of the Board of Directors. Therefore, as of the date of this Current Report, the Board of Directors consists of Jerry Drew, Glenn Soler, Marc Duncan and David Figueiredo.

Biography.  During the past thirty years, Allen Lopez has been involved in the real estate industry and the oil and gas industry. Currently, Mr. Lopez is a director of oilfield services with M. Nasr Partners P.C., where he has been involved in mixed use planned development projects for the past ten years. Mr. Lopez was also the former president of Canaan Consulting Inc., where he had over twenty years experience in real estate, which included working for national home builders and international development companies. Mr. Lopez also acted as general partner for many of his own projects where he developed extensive experience in master planned comunities, town homes, single/multi-family residences, custom homes, high rise condominiums and multi-use/office retail projects. Certain of these projects include the following:

•	M. Nasr Partners
o	Heron Lakes - Master Planned/Mixed Use Golf Course Community (550 acres, includes office, hotel, retail, townhome, single family starter and single family custom)
o	Indio Springs – Master Planned/Mixed Use Golf Course Community (600 acres, includes hotel, country club, condominiums, single family and custom homes)
o	Lake Conroe Hills – (300 lot waterfront single family development with marina)
o	Island Park – Master Planned/Mixed Use Water Front Community (700 acres, includes single family, acre+ estate homes, yacht club, marina, hotel & conference center)
o	Parkway Lakes – (220 acre single family community w/retail frontage)
o	Cypress Wood Trails – (60 acre 328 lot manufactured home community)
o	Parkway Village (Dutton) – (110 acre Commercial/Mixed Use property with senior citizen aging in place housing)

•	David Weekley Homes/McGuire Home Builders
o	Grand Mission – 688 acre Master Planned/Mixed Residential Development
o	Mission Bend – 200 acre Single Family Starter Community

•	George Whimpey Development – Morrison Homes
o	Aberdeen Trails – 300 acre Single Family First Move Up Community
o	Aberdeen Green – 1100 acre First Time Home Buyer Community
o	Westfield Estates – 600 acre Mixed Use First/Second Move Up Community

•	Ryland Homes
o	Heron Lakes – 127 lot Golf Course Townhome Community
o	Lake Olympia – 300 Acre Water Front Mixed/Use Master Planned Community

•	Commonwealth Housing Corporation
o	Tapatio Springs – 1600 acre Master Planned/Mixed Use Golf Course Resort Community with residential single family and custom homes
o	Rancho Sierra – 1200 acre Estate Lot Custom Community
o	Mason Heights – 170 acre single family starter community
o	Savannah Plantation – 1600 acre Estate Lot Custom Lakefront Community
o	Sienna Plantation – 2400 acre Master Planned/Mixed Use Golf Course Community with single family and custom homes
o	Greenhouse Landing – 110 lot Starter Home Community

•	Pavillion Development (Hispanic First Time Homebuyer Communities)
o	Las Brisas – Single Family starter homes
o	Las Terrazas – Single Family starter homes
o	Las Alamedas – Single Family starter homes

•	Avante REIT
o	1400 acre Land Acquisition

•	Ariete Holdings
o	700 acre Land Acquisition

•	Alpha Tech Development
o	Rose Lakes – 330 acre Master Planned/Mixed Residential Development

•	Advantage Capital Funding, Noble Mortgage, Money Mortgage & Atlas Development
o	Acted as a project evaluation consultant on a various Residential/Land/Commercial/Mixed Use projects

Mr. Lopez has been seated on the international real erstate council for Gerson Lehrman. Mr. Lopez has also been retained by many REIT’s banks, development companies, franchise companies and land owners to assist in the determination of the best use, marketing strategies, development, acquisition and disposition of properties.

SECTION 3.  SECURITIES AND TRADING MATTERS

Item 3.02 Unregistered Sales of Equity Securities

Effective April 5, 2012, the Board of Directors of the Company authorized the issuance to Allen Lopez of an aggregate of 5,000,000 shares of restricted common stock at a per share price of $0.005 as compensation for his role as a member of the Board of Directors.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLE CROWN RESOURCES INC.

DATE: April 10, 2012	By:	/s/ David Figueiredo
Name: David Figueiredo
Title: President/Chief Executive Officer